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                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
               AMERICAN FORERUNNER SERIES, AMERICAN GROWTH SERIES
                          AND AMERICAN GROWTH SERIES-I
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                        THE NEW ENGLAND VARIABLE ACCOUNT
                               ZENITH ACCUMULATOR
                 NEW ENGLAND LIFE RETIREMENT INVESTMENT ACCOUNT
                             (KNOWN AS PREFERENCE)
                      NEW ENGLAND VARIABLE ANNUITY FUND I
                      NEW ENGLAND VARIABLE ANNUITY FUND I
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED FEBRUARY 15, 2005
                                       TO
 PROSPECTUSES DATED MAY 1, 2004, NOVEMBER 1, 2002, MAY 1, 2000, APRIL 30, 1999,
                        AND MAY 1, 1988, AS SUPPLEMENTED

     This supplement updates certain federal income tax information in the above referenced prospectuses, as supplemented, for certain variable annuity contracts issued by New England Life Insurance Company and Metropolitan Life Insurance Company.

     Please add the following information to the federal income tax section for non-qualified annuities in your prospectus:

     Caution: We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.

     Annuity income payments and amounts received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

     Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

501 BOYLSTON STREET
BOSTON, MA 02116

200 PARK AVENUE
NEW YORK, NEW YORK 10166

C/O ANNUITY ADMINISTRATIVE OFFICE                      TELEPHONE: (800) 435-4117
P.O. BOX 14594
DES MOINES, IA 50306-3594